Exhibit 99.1

3020 Old Ranch Parkway, Suite 400

Seal Beach, California 90740 USA

562.493.2804   fax: 562.546.0097

www.cleanenergyfuels.com

Clean Energy Reports Gallons Delivered Rose 23% During The First Quarter of 2012

SEAL BEACH, Calif.— Clean Energy Fuels Corp. (NASDAQ: CLNE) (the “Company”) today announced operating results for the first quarter ended March 31, 2012.

Gallons Delivered (defined below) for the first quarter of 2012 totaled 43.7 million gallons, up 23% from 35.5 million gallons delivered in the same period a year ago.

Revenue for the first quarter ended March 31, 2012 rose to $73.6 million, up from $65.3 million for the first quarter of 2011.

Andrew J. Littlefair, Clean Energy’s President and Chief Executive Officer, stated, “Significant fuel cost savings and environmental benefits are driving the transition to natural gas fueling for transportation in America. To support this transition, we are diligently working on building out America’s Natural Gas Highway.  We also continue to monitor the development of new natural gas engines for the heavy-duty trucking market.  We believe we are approaching an inflection point when these elements all come together, so we are working hard to maximize our lead in the industry and preparing ourselves for anticipated increased volume expansion in 2013 and beyond.”

Adjusted EBITDA for the first quarter of 2012 was $(2.0) million. This compares with adjusted EBITDA of $3.9 million in the first quarter of 2011. For comparison purposes, the volumetric excise tax credit (VETC) revenue for the first quarter of 2012 was $0 (as the VETC expired on December 31, 2011), and was $4.2 million in the first quarter of 2011.  Adjusted EBITDA is described below and reconciled to the generally accepted accounting principles (“GAAP”) measure net income (loss) attributable to Clean Energy.

Non-GAAP loss per share for the first quarter of 2012 was $0.16, compared with a non-GAAP loss per share for the first quarter of 2011 of $0.05. Non-GAAP earnings (loss) per share is described below and reconciled to the GAAP measure net income (loss) attributable to Clean Energy.

Net loss for the first quarter of 2012 was $31.9 million, or $0.37 per share, and included a non-cash charge of $13.5 million related to the accounting treatment that requires Clean Energy to value its Series I warrants and mark them to market, a non-cash charge of $4.7 million related to stock-based compensation, and foreign currency gains of $0.4 million on its IMW purchase notes. This compared with a net loss for the first quarter of 2011 of $9.8 million, or $0.14 per share, which included a non-cash charge of $3.3 million related to marking to market the Series I warrants, $3.4 million of non-cash stock-based compensation charges, and foreign currency gains of $0.3 million on its IMW purchase notes.

Non-GAAP Financial Measures

To supplement the Company’s consolidated financial statements, which statements are prepared and presented in accordance with GAAP, the Company uses non-GAAP financial measures called non-GAAP earnings per share (non-GAAP EPS or non-GAAP earnings/loss per share) and Adjusted EBITDA. Management has presented non-GAAP EPS and Adjusted EBITDA because it uses these non-GAAP financial measures to assess its operational performance, for financial and operational decision-making, and as a means to evaluate period-to-period comparisons on a consistent basis. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash or non-recurring expenses that are not directly attributable to its core operating results. In addition, management believes these non-GAAP financial measures are useful to investors because: (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making; (2) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the core operating performance of the business; and (3) they are used by institutional investors and the analyst community to help them analyze the results of Clean Energy’s business. In future quarters, the Company may make adjustments for other non-recurring significant expenditures or significant non-cash charges in order to present non-GAAP financial measures that are indicative of the Company’s core operating performance. Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, the Company’s GAAP results. The Company expects to continue reporting non-GAAP financial measures, adjusting for the items described below, and the Company expects to continue to incur expenses similar to the non-cash, non-GAAP adjustments described below. Accordingly, unless otherwise stated, the exclusion of these and other similar items in the presentation of non-cash, non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Non-GAAP EPS and Adjusted EBITDA are not recognized terms under GAAP and do not purport to be an alternative to GAAP earnings/loss per share or operating income (loss) as an indicator of operating performance or any other GAAP measure. Moreover, because not all companies use identical measures and calculations, the presentation of non-GAAP EPS or Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. These limitations are compensated for by management by using non-GAAP EPS and Adjusted EBITDA in conjunction with traditional GAAP operating performance and cash flow measures.

Non-GAAP EPS

Non-GAAP EPS is defined as net income (loss) attributed to Clean Energy, plus stock-based compensation charges, net of related tax benefits, plus or minus any mark-to-market losses or gains on the Company’s Series I warrants, plus or minus the foreign currency losses or gains on the Company’s purchase notes issued as part of the acquisition of IMW, the total of which is divided by the Company’s weighted average shares outstanding on a diluted bases. The Company’s management believes that excluding non-cash charges related to stock-based compensation provides useful information to investors because of varying available valuation methodologies, the volatility of the expense (which depends on market forces outside of management’s control), and the subjectivity of the assumptions and the variety of award types that a company can use under the relevant accounting guidance may obscure trends in the Company’s core operating performance. Similarly, the Company’s management believes that excluding the non-cash, mark-to-market losses or gains on the Company’s Series I warrants is useful to investors because the valuation of the Series I warrants is based on a number of subjective assumptions, the amount of the loss or gain is derived from market forces outside management’s control, and it enables investors to compare our performance with other companies that have different capital structures. The Company’s management believes that excluding the foreign currency gains and losses on the notes it issued to purchase IMW provides useful information to investors as the amounts are based on market conditions outside of management’s control and the amounts relate to financing the acquisition of the business as opposed to the core operations of the Company.

The table below shows non-GAAP EPS and also reconciles these figures to the GAAP measure net income (loss) attributable to Clean Energy:

	Three Months Ended March 31,
(in thousands, except per-share amounts)	2011	2012
Net Income (Loss) Attributable to Clean Energy	$(9,753)	$(31,905)
Stock Based Compensation, Net of Tax Benefits	3,377	4,680
Mark-to-Market (Gain) Loss on Series I Warrants	3,300	13,506
Foreign Currency (Gain) Loss on IMW Purchase Notes	(341)	(402)
Adjusted Net Income (Loss)	(3,417)	(14,121)
Diluted Weighted Average Common Shares Outstanding	70,096,000	85,677,090
Non-GAAP Earnings (Loss) Per Share	$(0.05)	$(0.16)

Adjusted EBITDA

Adjusted EBITDA is defined as net income (loss) attributable to Clean Energy, plus or minus income tax expense or benefit, plus or minus interest expense or income, net, plus depreciation and amortization expense, plus or minus the foreign currency losses or gains on the Company’s notes issued as part of its acquisition of IMW, plus stock-based compensation charges, net of related tax benefits, and plus or minus any mark-to-market losses or gains on the Company’s Series I warrants. The Company’s management believes that Adjusted EBITDA provides useful information to investors for the same reasons discussed above for Non-GAAP EPS. In addition, management internally uses Adjusted EBITDA to determine elements of executive and employee compensation.

The table below shows Adjusted EBITDA and also reconciles these figures to the GAAP measure net income (loss) attributable to Clean Energy:

	Three Months Ended March 31,
(in thousands)	2011	2012
Net Income (Loss) Attributable to Clean Energy	$(9,753)	$(31,905)
Income Tax (Benefit) Expense	(735)	246
Interest (Income) Expense, Net	820	3,702
Depreciation and Amortization	7,210	8,144
Foreign Currency (Gain) Loss on IMW Purchase Notes	(341)	(402)
Stock Based Compensation, Net of Tax Benefits	3,377	4,680
Mark-to-Market (Gain) Loss on Series I Warrants	3,300	13,506
	$3,878	$(2,029)

Gallons Delivered

The Company defines Gallons Delivered as its compressed natural gas (CNG), liquefied natural gas (LNG), renewable natural gas (RNG) and the gallons associated with providing operations and maintenance services delivered to its customers during the period.

Today’s Conference Call

The Company will host an investor conference call today at 4:30 p.m. Eastern time (1:30 p.m. Pacific).  Investors interested in participating in the live call can dial 1.877.407.4018 from the U.S. and international callers can dial 1.201.689.8471.  A telephone replay will be available approximately two hours after the call concludes through Thursday, June 7, 2012 by dialing 1.877.870.5176 from the U.S., or 1.858.384.5517 from international locations, and entering Replay Pin Number 392543. There also will be a simultaneous, live webcast with accompanying investor slides available on the Investor Relations section of the Company’s web site at http://investors.cleanenergyfuels.com/index.cfm, which will be available for replay for 30 days.

About Clean Energy Fuels Corp.

Clean Energy (Nasdaq: CLNE) is the largest provider of natural gas fuel for transportation in North America and is a global leader in the expanding natural gas vehicle market. It has operations in CNG and LNG vehicle fueling, construction and operation of CNG and LNG fueling stations, RNG production, vehicle conversion and compressor technology.

Today Clean Energy fuels over 25,680 vehicles at 298 strategic locations across the U.S. and Canada with a broad customer base in the refuse, transit, trucking, shuttle, taxi, airport and municipal fleet markets. The Company is building “America’s Natural Gas Highway,” a network comprised initially of approximately 150 LNG truck fueling stations connecting major freight trucking corridors across the country.  Clean Energy del Peru, a joint venture that Clean Energy has 49% ownership of, fuels vehicles and provides CNG to commercial customers in Peru.  Clean Energy owns (70%) and operates a landfill gas facility in Dallas that produces RNG for delivery in the nation’s gas pipeline network, and is building a second facility in Canton, Michigan. The Company owns and operates LNG production plants in Willis, Texas and Boron, California with combined capacity of 260,000 LNG gallons per day and that are designed to expand to 340,000 LNG gallons per day as demand increases.  Wholly owned subsidiaries include: NorthStar, the recognized leader in LNG/LCNG (liquefied to compressed natural gas) fueling system technologies and station construction and operations; BAF Technologies, Inc., a leading provider of natural gas vehicle systems and conversions for taxis, vans, pick-up trucks and shuttle buses, and Canadian-based I.M.W. Industries, Ltd., a leading supplier of compressed natural gas equipment for vehicle fueling and industrial applications that has more than 1,400 installations in 26 countries. For more information about Clean Energy and its subsidiaries visit: www.cleanenergyfuels.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks, uncertainties and assumptions, such as statements regarding fuel cost savings and environmental benefits driving the transition to natural gas fueling for transportation in America, the completion of America’s Natural Gas Highway, and anticipated significant volume expansion in 2013 and beyond. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors including, but not limited to, changes in the prices of natural gas relative to gasoline and diesel, the Company’s failure to recognize the anticipated benefits of building America’s Natural Gas Highway, the availability and deployment of, as well as the demand for, natural gas engines that are well-suited for the U.S. long-haul, heavy-duty truck market, future availability of equity or debt financing needed to fund the growth of the Company’s business, the Company’s ability to source and supply sufficient LNG to meet the needs of its business, the Company’s ability to efficiently manage its growth and retain and hire key personnel, the acceptance of natural gas vehicles in the Company’s markets, the availability of natural gas vehicles, relaxation or waiver of fuel emission standards, the Company’s ability to compete successfully, the Company’s failure to manage risks and uncertainties related its international operations, construction and permitting delays at station construction projects, the Company’s ability to integrate acquisitions, the availability of tax and related government incentives for natural gas fueling and vehicles, compliance with governmental regulations and the Company’s ability to manage and grow its RNG business.  The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Additionally, the Company’s Form 10-Q filed on May 7, 2012 with the SEC (www.sec.gov) contains risk factors that may cause actual results to differ materially from the forward-looking statements contained in this press release.

Investor Contact:

Tony Kritzer
Clean Energy Fuels

Director of Investor Communications
562.936.7120

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Balance Sheets

December 31, 2011 and March 31, 2012 (Unaudited)

(In thousands, except share data)

	December 31, 2011	March 31, 2012
Assets
Current assets:
Cash and cash equivalents	$238,125	$190,666
Restricted cash	4,792	8,450
Short-term investments	33,329	37,893
Accounts receivable, net of allowance for doubtful accounts of $712 and $666 as of December 31, 2011 and March 31, 2012, respectively	56,455	61,161
Other receivables	19,601	17,036
Inventory, net	35,287	38,536
Prepaid expenses and other current assets	14,027	13,966
Total current assets	401,616	367,708
Land, property and equipment, net	277,334	309,939
Restricted cash	54,804	41,512
Notes receivable and other long-term assets	16,650	17,689
Investments in other entities	16,459	16,954
Goodwill	73,741	73,741
Intangible assets, net	102,103	99,732
Total assets	$942,707	$927,275
Liabilities and Stockholders’ Equity
Current liabilities:
Current portion of long-term debt and capital lease obligations	$22,925	$30,837
Accounts payable	36,668	28,097
Accrued liabilities	28,255	30,080
Deferred revenue	21,267	25,948
Total current liabilities	109,115	114,962
Long-term debt and capital lease obligations, less current portion	266,497	254,949
Other long-term liabilities	22,687	33,831
Total liabilities	398,299	403,742
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.0001 par value. Authorized 1,000,000 shares; issued and outstanding no shares	—	—
Common stock, $0.0001 par value. Authorized 149,000,000 shares; issued and outstanding 85,433,258 shares and 86,329,061 shares at December 31, 2011 and March 31, 2012, respectively	9	9
Additional paid-in capital	741,650	752,276
Accumulated deficit	(199,559)	(231,464)
Accumulated other comprehensive income (loss)	(1,216)	(950)
Total Clean Energy Fuels Corp. stockholders’ equity	540,884	519,871
Noncontrolling interest in subsidiary	3,524	3,662
Total stockholders’ equity	544,408	523,533
Total liabilities and stockholders’ equity	$942,707	$927,275

Clean Energy Fuels Corp. and Subsidiaries

Condensed Consolidated Statements of Operations

For the Three Months Ended

March 31, 2011 and 2012 (Unaudited)

(In thousands, except share data)

	Three Months Ended March 31,
	2011	2012

Revenue:
Product revenues	$58,532	$65,776
Service revenues	6,809	7,858
Total revenues	65,341	73,634

Operating expenses:
Cost of sales:
Product cost of sales	43,850	51,902
Service cost of sales	3,154	3,984
Derivative (gains) losses:
Series I warrant valuation	3,300	13,506
Selling, general and administrative	18,030	24,850
Depreciation and amortization	7,210	8,144
Total operating expenses	75,544	102,386
Operating loss	(10,203)	(28,752)

Interest expense, net	(820)	(3,702)
Other income, net	601	841
Income from equity method investments	211	91
Loss before income taxes	(10,211)	(31,522)
Income tax (expense) benefit	735	(246)
Net loss	(9,476)	(31,768)
Income of noncontrolling interest	(277)	(137)
Net loss attributable to Clean Energy Fuels Corp.	$(9,753)	$(31,905)

Loss per share attributable to Clean Energy Fuels Corp.
Basic and diluted	$(0.14)	$(0.37)

Weighted average common shares outstanding

Basic and diluted	70,096,000	85,677,090

Included in net loss are the following amounts (in millions):

	Three Months Ended March 31,
	2011	2012
Construction Revenues	6.3	13.3
Construction Cost of Sales	(5.1)	(12.9)
Fuel Tax Credits	4.2	—
Stock Option Expense, Net of Tax Benefits	(3.4)	(4.7)